UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2021

MOBILESMITH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32634	95-4439334
(Commission File Number)	(IRS Employer Identification No.)

5400 Trinity Rd., Suite 208 Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

855-516-2413
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 1, 2021 (the “Effective Date”), MobileSmith, Inc. (the “Company”) renewed through December 31, 2021 the Executive Employment Agreement with Jerry Lepore to serve as the Company’s Chief Executive Officer (the “Renewal Agreement”). Mr. Lepore has served as the Company’s Chief Executive Officer since January 17, 2020.

The terms of the Renewal Agreement are substantially the same as the initial Executive Employment Agreement, which was dated March 18, 2020 and was set to expire on December 31, 2020 (the “Original Agreement”). The Original Agreement is more fully described in a Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on March 23, 2020.

As of the Effective Date and in connection with the Renewal Agreement, Mr. Lepore was granted additional options to purchase up to 375,000 shares of the Company's common stock at a per share exercise price of $3.45, which was the closing price of the Company’s common stock on January 4, 2020. The options will have a term of 10 years and vest quarterly over 5 years.

The foregoing summary of certain terms of the Renewal Agreement does not purport to be complete and is subject to, and qualified in their entirety by, the full text of Renewal Agreement, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated into this Current Report on Form 8- K by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements for Existing Officers and Director

All information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

10.1
Executive Employment Agreement dated January 1, 2021 between MobileSmith, Inc. and Jerry Lepore.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2021	Company Name: MobileSmith Inc.

By: /s/ Gleb Mikhailov
Gleb Mikhailov
Chief Financial Officer